UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2009

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24557 (Commission File Number)	54-1874630 (I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On July 22, 2009, Cardinal Financial Corporation (“Cardinal”) issued a press release reporting its financial results for the period ended June 30, 2009.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2009, Cardinal and Bernard H. Clineburg, its Chief Executive Officer and Chairman of the Board of Directors, entered into an amendment, dated July 22, 2009 (the “Amendment”) to Mr. Clineburg’s Employment Agreement, dated February 12, 2002 (the “Employment Agreement”).

The Amendment modifies the Employment Agreement to provide that its term will continue until July 21, 2014, unless the Employment Agreement is terminated earlier in accordance with its provisions.  The Amendment further provides that beginning July 22, 2014 the term of the Employment Agreement will be one year, automatically extended each day so that on any day thereafter the remaining term of the Employment Agreement is one year, unless Cardinal or Mr. Clineburg gives one year notice of termination or unless the Employment Agreement is terminated earlier in accordance with its provisions.

The above summary of the Amendment is qualified in its entirety by its full text, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01 Other Events.

On July 22, 2009, Cardinal’s Board of Directors declared a cash dividend of $0.01 for each share of its common stock outstanding. The dividend is payable on August 17, 2009 to shareholders of record on August 3, 2009. Based on the current number of shares outstanding, the aggregate payment will be approximately $287,000.

Item 9.01                                           Financial Statements and Exhibits.

(d)                               Exhibits.

Exhibit No.	Description

10.1	Amendment to the Employment Agreement by and between Cardinal Financial Corporation and Bernard H. Clineburg, dated as of July 22, 2009.

99.1	Press Release dated July 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: July 23, 2009	By:	/s/ Mark A. Wendel
Mark A. Wendel
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Amendment to the Employment Agreement by and between Cardinal Financial Corporation and Bernard H. Clineburg, dated as of July 22, 2009.

99.1	Press Release dated July 22, 2009.